Exhibit 99.1

Lehman Brothers Holdings Inc.
The State of the Estate

January 14, 2009

L E A D E R S H I P

P R O B L E M  S O L V I N G

V A L U E  C R E A T I O N

© Copyright 2008. Alvarez & Marsal Holdings, LLC. All Rights Reserved.

The information and data included in this Report are derived from sources available to Lehman
Brothers Holdings Inc. and its other subsidiaries that have filed proceedings under Chapter 11 of the
Bankruptcy Code (collectively, the “Debtors”).  The Debtors have prepared this presentation based on the information available to them at this time, but note that such information is incomplete and may be materially deficient in certain respects.  This report was prepared by the Debtors for purposes of presenting the Court with a status of the Estate as of the date of the presentation and is not meant to be relied upon by investors or others as a complete description of the Estate, its business, condition
(financial or otherwise), results of operations, prospects, assets or liabilities.  The information in this presentation will only be updated, including any corrections, in connection with future presentations to the Court on the state of the Debtors’ estate.  The Debtors reserve all rights to revise this report.  All amounts are unaudited and subject to revision.

Contents

I.

Executive Summary

II.

Financial

III.

Asset Team Reports

IV.

Claims Management

V.

Challenges / Closing

I.

Executive Summary

A.

Significant Progress Since Filing

Chaos of 9/15/08

Melting asset issues

Loss of all accounting systems

No inventory of assets

Loss of operational support

Loss of headcount to Barclays (9/22/08)

Stability of 1/14/09

Orderly disposition process in place

Strengthening cash position

Have an inventory of assets

Partial restoration of accounting systems

Work teams (headcount) in place

I.

Executive Summary (continued)

B.

Headcount Picture

9/15/08

1/1/09

Lehman

Legacy

170

130

A&M (Full Time)

-

150

Recruitment Program

-

229

(a)

170

509

Other Businesses

Lehman (LBI)

9,972

-

Neuberger Berman - US

1,912

1,886

(b)

Aurora/Banks/Trusts - US

1,651

1,747

(c)

International

11,453

-

24,988

3,633

Total Headcount

25,158

4,142

(a)

primarily former Lehman

(b)

non-debtor subject to sale closing

(c)

non-debtor

I.

Executive Summary (continued)

C.

Key A&M Responsibilities

1)

Maximize Recovery Value of Assets

6 Asset Teams in place

Tasks are defined / plans being developed

2)

Mitigate Potential Liability / Reconcile Claims

Major pending open issues include Derivative Claims, Unfunded Commitments, Parent Guaranteed
Debt, and Clearing Bank Claim Treatment

3)

Meet the Needs of the Court / US Trustee / Unsecured Creditors Committee

Timely reporting and transparency

Cost effective administration of the case

Timely completion of an exit

A.

Current Cash Position - Americas

II.

Financial - Cash

($ in millions)

9/14/08

1/2/09

Debtor Entities

Lehman Brothers Holdings Inc.

913

$

1,912

$

LB Derivative Products

297

347

LB OTC Derivatives

132

132

LB Commodity Services

30

212

Lehman Commercial Paper

461

928

LB Commercial Corporation

8

87

LB Special Financing

7

925

LB Financial Products

7

117

Other Debtor Entities (7 entities)

2

2

1,856

4,663

Non-Debtor Entities

Neuberger Berman

1,316

1,166

Other Non-Debtor Entities (83 entities)

134

142

1,450

1,308

Total Cash Balance

3,306

$

5,971

Funds were setoff by JP Morgan and applied to Derivatives claim

484

Post Chapter 11 setoff (11/14/08) by Bank of America subject to

Debtors' counterclaim in pending adversary proceeding

509

Pro Forma Cash Balance Before Impact of Seizures

6,964

$

Note

*

LBHI cash balance at 9/14/08 of $913 million includes the $509 million which was seized post-filing by Bank of America.

B.

Cash Flow Activities – LBHI

II.

Financial - Cash Flow

($ in millions)

Filing Date

thru 1/2/09

Comments

Receipts

Asset Sales

1,667

$

$1.3 billion sale to Barclays, $0.2 billion sale of Eagle Energy, $0.1 billion sale of R3 Capital stake.

Receipts from Subsidiaries

145

XO Jet note payoff ($59 million), Other ($86 million).

Investment / Other Settlements

86

Other Receipts / Income

17

1,916

Disbursements - Operating

Compensation and Benefits, Net

(43)

Rent / Leases

(39)

Accounts Payable / Other

(17)

Real Estate Capital Calls

(37)

Private Equity Capital Calls

(40)

Advances to Subsidiaries, Net

(118)

Capital Calls:  PE $60 million, RE $41 million, Other Advances of $17 million.

(293)

Operating Cash Flow

1,623

Disbursements - Other

Professional Fees

(9)

DIP Fees / Interest

(14)

(23)

Net Cash Flow

1,600

$

Cash Balance

Beginning Cash

913

$

Net Cash Flow

1,600

Seized by BoA

(509)

Other

(92)

Includes changes in balances in legacy accounts.

Ending Cash

1,912

$

III.

Asset Team Reports

A.

Bank Book

B.

Principal Investments / Private Equity

C.

Real Estate Assets

D.

Derivatives Book

E.

Neuberger Berman

F.

Other Assets

III.

Asset Team Reports (continued)

A.

Bank Book

Loan Portfolio Summary by legal entity (12/30/08)

Lehman aggregate Loan Credit Exposure summary, by legal entity, includes: i) Firm Relationship
Loans (FRL) historically managed by the Loan Portfolio Group as well as ii) Secondary Trading
Loan positions previously managed by individual Lehman Traders.

($ in billions)

Total

Retained

Pledged

Total

Retained

Pledged

Total

Retained

Pledged

All Segments

Lehman Brothers Holdings Inc.

$0.6

$0.3

$0.3

$0.3

$0.1

$0.2

$0.3

$0.2

$0.1

Lehman Commercial Paper Inc.

14.3

8.0

6.3

6.6

2.1

4.5

7.7

5.9

1.8

LCPI London Branch

5.8

4.8

1.0

2.1

1.4

0.7

3.7

3.4

0.3

Other

1.4

0.7

0.7

1.3

0.6

0.7

0.1

0.1

-

Lehman Subtotal

22.1

13.8

8.3

10.3

4.2

6.1

11.8

9.6

2.2

LB Bankhaus London Branch

6.0

5.9

0.1

2.2

2.1

0.1

3.8

3.8

-

LB Commercial Bank (LBCB)

9.6

9.6

-

2.4

2.4

-

7.2

7.2

-

Lehman Brothers Bank

3.7

3.7

-

0.2

0.2

-

3.5

3.5

-

Regulated Entity Subtotal

19.3

19.2

0.1

4.8

4.7

0.1

14.5

14.5

-

Grand Total

$41.4

$33.0

$8.4

$15.1

$8.9

$6.2

$26.3

$24.1

$2.2

Total

Funded

Unfunded

A.

Bank Book(continued)

Credit Review Process –Initiated new Credit Exposure Review Process, resulting in Risk Rating of 406 US FRL Borrowers representing $22 billion or 53% of aggregate Lehman Credit Exposure.
The Review process for Foreign FRL and Secondary Trading positions has been initiated.

Credit Quality as of 12/30/08:

III.

Asset Team Reports (continued)

($ in billions)

Lehman

Market

Number of

% of Total

Rating

Equivalent

Borrowers

Commitment

Funded

Funded

Unfunded

1

AAA

5

$1.4

-

-

$1.4

2

AA

13

1.3

0.2

3.4%

1.1

3

A

51

4.4

0.2

3.4%

4.2

4

BBB

118

6.1

1.0

18.3%

5.1

5

BB

111

3.4

1.2

22.1%

2.2

6

B

79

3.0

1.8

31.8%

1.2

7

CCC

16

1.5

0.5

9.0%

1.0

8

CC

6

0.6

0.4

6.6%

0.2

9

C

-

-

-

-

-

10

D

7

0.3

0.3

5.5%

0.0

Subtotal - Rated US FRL

406

$22.0

$5.6

100.0%

$16.4

UK FRL (Rating in Progress)

4.9

1.9

3.0

Bankhaus FRL to be rated

6.1

2.2

3.9

Secondary Positions to be rated

8.4

5.4

3.0

Grand Total

$41.4

$15.1

$26.3

A.

Bank Book (continued)

Contingent Liability Mitigation –Since Petition Date, reduced Unfunded Commitments by $6.3 billion or approximately 20%, thereby mitigating potential claim exposure

III.

Asset Team Reports (continued)

($ in millions)

Commitment Terminations

as of 1/6/09

Entity

Commitment

Cost

LBB

839

$

2

$

LBCB

3,303

11

LCPI

704

6

Other

1,494

-

Total

6,340

$

20

$

A.

Bank Book (continued)

Open Loan Trades Resolution

LCPI has resolved 19 of the 43 counterparty objections to date and anticipates that 60% of the total objections will be settled by the 1/14/09 omnibus hearing.

III.

Asset Team Reports (continued)

($ in millions)

Total

Open Trades (a)

Estimated Net Proceeds Range

Open Trades

Assumed

Rejected

Voided

Low

High

UK

353

240

61

52

230

$

280

$

US

702

510

192

-

319

369

Total

1,055

750

253

52

549

$

649

$

(a)

Excludes intercompany trades

III.

Asset Team Reports (continued)

B.

Principal Investments / Private Equity

(a)

Six asset classes: Merchant Banking, Venture Capital, Real Estate, Private Fund Investments, CDO, European Mezzanine

(b)

Asia investments are valued as of 8/31/08

(c)

Certain foreign investments are being managed in conjunction with third party receivers

($ in millions)

9/30/08

Current

# of

Carrying

Invested

Unfunded

Category

Investments

Value

Capital

Commitments

Private Equity Group

6

(a)

$1,556

$1,929

$656

Direct Investments

114

4,756

5,203

213

GP / LP Investments

112

3,169

3,614

1,794

Asia Direct Investments controlled by LBHI

(b,c)

692

946

NA

NA

Asia Direct Investments controlled by others

(b,c)

369

1,338

NA

NA

Other

116

579

771

292

   Total Principal Investments

1,409

12,344

$

NA

NA

III.

Asset Team Reports (continued)

B.

Principal Investments / Private Equity (continued)

Principal Investments Unfunded Commitments

(a)  Represents transactions for which agreements, term sheets or LOIs have been executed

($ in millions)

Unfunded

Funded

Remaining

Reduction

Commitments

Pending

Reduction

Unfunded

In

To Be

Category

as of 9/14/08

to Date

to Date

Commitments

Process

(a)

Addressed

Private Equity Group

$1,103

$15

$432

$656

$591

$65

Direct Investments

431

147

71

213

-

213

GP / LP Investments

2,608

62

752

1,794

89

1,705

Asia Direct Investments controlled by LBHI

NA

NA

NA

NA

NA

NA

Asia Direct Investments controlled by others

NA

NA

NA

NA

NA

NA

Other

294

2

-

292

292

-

   Total Principal Investments

4,436

$

226

$

1,255

$

2,955

$

972

$

1,983

$

III.

Asset Team Reports (continued)

C.

Real Estate Assets

Balance Sheet

($ in billions)

As of

12/31/08

Commercial - North America

Unpledged

5.6

$

Pledged

Chase

8.3

BankHaus

2.0

LBB/LBCB

1.2

Other Banks

4.8

Commercial - Europe

(1)

Unpledged

1.4

Receiver Control

8.5

Commercial - Asia

(1)

Unpledged

1.4

Receiver Control

6.3

Residential

3.4

Total Real Estate

42.9

$

(1)

Based on 8/31/08 data.

III.

Asset Team Reports (continued)

C.

Real Estate Assets (continued)

Where We Were – 9/15/08

People

Institutional knowledge starting to

walk out the door

Fundings

Many projects “dying on the vine”

and generating life/safety and other

issues with uncertainty around

funding and Lehman’s future

Where We Are

Effective legacy teams are in place:

Commercial          45

Residential             3

Corporate               8

Lehman is fulfilling its operational and

                   funding obligations:

Disbursements    $78 million

Collections          $191 million

III.

Asset Team Reports (continued)

D.

Derivatives Book

1)

Cash Collections

$2.0 billion in cumulative cash collections

484

484

438

1,526

0

1,100

2,200

As of Nov 7, 2008

As of Jan 2, 2009

Net Cash inflows post JPM set off

JPM set off on 10/3/08

Reported in Nov 13th
UCC meeting

922

2,010

($ in millions)

International bank accounts not yet included

III.

Asset Team Reports (continued)

D.

Derivatives Book(continued)

2)

Derivatives Book Summary

Note

(1) Receivables and payables reflect marks net of collateral as of 9/12/08 and are adjusted for known pledged assets.

(2) Termination status based on known terminations as of 1/2/09.

(3) All amounts reflect contracts, trades, and amounts which are subject to A&M responsibility.

Counterparty Focus

Phase I - Receivables - $23.8 billion (as of 9/12/08)

Counterparties

Trades

Total

(ISDA)

(000's)

($ in billion)

Risks to Realization

2,122

14

A.

Open

9.4

< >

All marks exclude counterparty

credit reserve and funding adjustments

< >

Market risk

< >

Liquidity and credit environment

negatively impacting value

1,808

450

B.

Terminated

14.3

< >

Alleged setoffs

< >

Reflects 9/12/08 values versus

termination date values

-

-

C.

Final Settled

-

3,930

464

23.8

$

III.

Asset Team Reports (continued)

D.

Derivatives Book(continued)

2)

Derivatives Book Summary (continued)

Note

(1) Receivables and payables reflect marks net of collateral as of 9/12/08 and are adjusted for known pledged assets.

(2) Termination status based on known terminations as of 1/2/09.

(3) All amounts reflect contracts, trades, and amounts which are subject to A&M responsibility.

Phase II - Payables - $ 13.0 Billion (as of 9/12/08)

Counterparties

Trades

Total

(ISDA)

(000’s)

($ in billion)

545

4

A.

Open

2.0

< >

Reconcile through claims process

and move to final settlement

1,645

438

B.

Terminated

11.0

-

-

C.

Final Settled

-

2,190

442

13.0

$

E.

Neuberger Berman

Debtors realize investment in Neuberger Berman - $1.8 billion, consisting of retained stock interests of
$1.0 billion and retained cash of $0.8 billion.

Key Issues

Complete execution of cost reduction plan at Neuberger Berman to reconfigure organization and achieve $150 million EBITDA (19% EBITDA margin).

Subject to closing of sale projected to occur early March 2009.

III.

Asset Team Reports (continued)

($ in millions)

Securities Valuation

Retained Cash

Today

Pro-Forma

Revenue

800

$

*

800

$

Estimated Cash as of Closing

1,000

$

* 12/31 run rate

Est. Working Capital Adj.

(75)

EBITDA

-

150

Earn-out Liabilities

(105)

Margin

0%

19%

820

$

Multiple

8.6x

Enterprise Value

1,290

$

Preferred

875

Common

415

Debtors

Debtors

Preferred (93%)

814

$

Cash

820

$

Common (49%)

203

Securities

1,017

$

Retained Cash

820

$

III.

Asset Team Reports (continued)

F.

Other Assets

($ in millions)

Sold /

Book

Agreement

Type

Value

to Sell

Comments

Planes - Sold

2001 GIV-SP

$

23

Closed 12/23/08

1987 F50

6

Scheduled to close on 1/20/09

1987 B737

2

Closed 11/21/08

1987 B737

3

Closed 12/21/08

1988 B737

2

Scheduled to close on 1/21/09

1988 B737

2

Scheduled to close on 2/21/09

Net Jets Shares

15

Closed 12/23/08

57

$

53

Planes - For Sale

2008 G550

-

Have interested parties; Plan to continue marketing aircraft to potential buyers

1995 GIV-SP

15

Negotiating Purchase Agreement

2001 CRJ 200

-

Conversion 80% complete; Due 3/09

1995 CRJ 200

-

Conversion 90% complete; Due 2/09

1993 CRJ 200

-

Will not convert; Exploring leasing options

1987 B767

-

LOI submitted to interested party

1998 S-76C+ (Helicopter)

-

Marketing

107

15

Total Planes

164

68

Artwork

30

-

Establishing title, inventorying and consolidating to safe locations

Total Aircraft and Artwork

194

$

68

$

IV.

Claims Management

A.     Forensic Work Streams

In anticipation of a request for a review of the actions of various parties in this case, a number of forensic projects are underway. These include pre-filing and post-filing actions.

Pre-Filing Forensic Streams

1)    Reconstruct the actions of the Lehman clearing banks (JP Morgan, Bank of America, Citibank) in the time period leading up to the filing.

2)    Reconstruct the actions of the Lehman clearing banks, DTC and Federal Reserve during the week after the filing of LBHI and before the filing of LBI.

IV.

Claims Management (continued)

A.     Forensic Work Streams (continued)

Post-Filing Forensic Streams

1)    Review the disposition of Lehman collateral by the Lehman clearing banks to assess existence of any claims

2)    Review the value of collateral given to Barclays at the time of the LBI acquisition

3)    Analyze and assess claims under the TSA

V.

Challenges To Achieving Objectives

A.

A&M Responsibility:  Maximize Recovery Value of Assets

                  Issues:

1)

Currently a very depressed and illiquid market

2)

Need access to interactive systems to manage assets (TSA dependent)

3)

Need to resolve collateral disposition issues with JP Morgan, including the liquidation of balance of Debtors pledged collateral still held and under control of JP Morgan

4)

Need to coordinate with LBI Trustee as to disposition of remaining collateral pledged with JP
Morgan

5)

LBHI is a large creditor of LBIE, LBI and certain Asian entities which are outside its control.
Undetermined when or what value will be realized from those proceedings

V.

Challenges To Achieving Objectives (continued)

A.

A&M Responsibility:  Mitigate Potential Liability / Reconcile Claims

                  Issues:

1)

Large number of derivative trades and counterparties

2)

Access to interactive systems is needed to settle trades

3)

Resolution of the intercompany accounts

4)

Resolution of clearing bank potential claim issues

V.

Challenges To Achieving Objectives (continued)

A.

A&M Responsibility:  Meet the needs of the Court / US Trustee / Unsecured Creditors Committee                                     and others as required

                  Issues:

1)

Timely reporting is dependent on implementation of the TSA and Barclays accounting systems

2)

The appointment and scope of an Examiner will affect the timeliness of exit and cost effective administration of the Debtors cases

V.

Closing

B.

Closing

From a business perspective, the administration of the case has progressed to stability and control of assets.

Legacy Lehman understands the issues that need to be addressed.

On the asset management front, a conceptual framework for a plan of distribution to creditors is in process.

Objective is to position the Debtors for exit from bankruptcy in 18-24 months.

V.

Closing (continued)

B.

Closing (continued)

Substantial progress has been made and momentum is building on derivatives book.

Derivative claims may be resolved in a more expeditious and reasonable time period if a mediation process is developed.  Consideration of that concept is underway.

Biggest impediments to a timely completion of the administration are the timetables of the other insolvency fiduciaries administering related assets.